SECOND QUARTER 2010

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.  Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company / Other Corporate Data	5
• Board of Directors / Executive Officers	6
• Equity Research Coverage /Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary / Dividends	9
• Leasing	9 – 11
• Information About FFO	11
• Key Financial Data	12
• Same-Store Results and Analysis	13
• Unconsolidated Joint Ventures Summary	14 – 17
• Select Financial Ratios	18
• Debt Analysis:
• Debt Breakdown / Future Repayments	19
• Debt Maturities	20
• Debt Detail	21

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	23
• Consolidated Balance Sheets	24
• Consolidated Statement of Changes in Equity	25
• Statements of Funds from Operations	26
• Statements of Funds from Operations Per Diluted Share	27
• Reconciliation of Basic-to-Diluted Shares/Units	28

IV. VALUE CREATION PIPELINE
• Operating Property Acquisitions	30
• Properties Commencing Initial Operations / Rental Property Sales/Dispositions	31
• Summary of Construction Projects	32
• Summary of Land Parcels	33

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	35 – 40
• Market Diversification (MSA’s)	41
• Industry Diversification (Top 30 Tenant Industries)	42
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	43
(b) Square Footage	44
(c) Base Rental Revenue	45
(d) Percentage Leased	46
• Consolidated Property Listing (by Property Type)	47 – 56
• Significant Tenants (Top 50 Tenants)	57 – 58
• Schedules of Lease Expirations (by Property Type)	59 – 63

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act.  Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•
Risks and uncertainties affecting the general economic climate and conditions, including the impact of the general economic recession as it impacts the national and local economies, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants;

•
the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by the Company’s properties or on an unsecured basis;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for office, office/flex and industrial/warehouse properties;

•	changes in interest rate levels and volatility in the securities markets;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•
the availability of financing on attractive terms or at all, which may adversely impact the Company’s ability to pursue acquisition and development opportunities and refinancing existing debt and the Company’s future interest expense;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference.  The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

I.  COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $4.9 billion at June 30, 2010.  Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994.  Mack-Cali owns or has interests in 287 properties, primarily class A office and office/flex buildings, totaling approximately 32.9 million square feet, serving as home to approximately 2,100 tenants.  The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 12.5 million square feet of additional commercial space.

History

Established over 50 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI.  Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of June 30, 2010)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	287
Total Square Feet	32.9 million square feet
Geographic Diversity	Five states and the District of Columbia
New Jersey Presence	23.5 million square feet
Northeast Presence	32.9 million square feet
Common Shares and
Units Outstanding	92.5 million
Dividend-- Quarter/Annualized	$0.45/$1.80
Dividend Yield	6.1%
Total Market Capitalization	$4.9 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Board of Directors

William L. Mack, Chairman of the Board
Alan S. Bernikow	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Kenneth M. Duberstein	Vincent Tese
Nathan Gantcher	Robert F. Weinberg
Mitchell E. Hersh	Roy J. Zuckerberg
David S. Mack

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Michael A. Grossman, Executive Vice President

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Equity Research Coverage

Bank of America Merrill Lynch James C. Feldman (646) 855-5808	Green Street Advisors Michael Knott (949) 640-8780
Barclays Capital Ross Smotrich (212) 526-2306	ISI Group Steve Sakwa (212) 446-9462
Citigroup Michael Bilerman (212) 816-1383	Keefe, Bruyette & Woods, Inc. Sheila K. McGrath (212) 887-7793
Cowen and Company James Sullivan (646) 562-1380	KeyBanc Capital Markets Jordan Sadler (917) 368-2280
Deutsche Bank North America John N. Perry (212) 250-4912	Stifel, Nicolaus & Company, Inc. John W. Guinee, III (443) 224-1307
Goldman Sachs & Co. Sloan Bohlen (212) 902-2796	UBS Investment Research Ross T. Nussbaum (212) 713-2484

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone: (732) 590-1000	Web: www.mack-cali.com
Fax: (732) 205-8237	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

II.  FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Funds from operations (FFO) available to common shareholders for the quarter ended June 30, 2010 amounted to $66.1 million, or $0.71 per share.  For the six months ended June 30, 2010, FFO available to common shareholders equaled $132.6 million, or $1.43 per share.

Net income available to common shareholders for the second quarter 2010 equaled $18.7 million, or $0.24 per share.  For the six months ended June 30, 2010, net income available to common shareholders amounted to $33.2 million, or $0.42 per share.

Total revenues for the second quarter 2010 were $202.8 million.  For the six months ended June 30, 2010, total revenues amounted to $397.4 million.

All per share amounts presented above are on a diluted basis.

The Company had 79,398,646 shares of common stock, 10,000 shares of 8 percent Series C cumulative redeemable perpetual preferred stock ($25,000 liquidation value per share), and 13,099,906 common operating partnership units outstanding as of June 30, 2010. The Company had a total of 92,498,552 common shares/common units outstanding at June 30, 2010.

As of June 30, 2010, the Company had total indebtedness of approximately $2.2 billion, with a weighted average annual interest rate of 6.81 percent.

The Company had a debt-to-undepreciated assets ratio of 37.8 percent at June 30, 2010. The Company had an interest coverage ratio of 2.8 times for the quarter ended June 30, 2010.

Dividends

In May, the Company’s Board of Directors declared a cash dividend of $0.45 per common share (indicating an annual rate of $1.80 per common share) for the second quarter 2010, which was paid on July 9, 2010 to shareholders of record as of July 6, 2010.

The Board also declared a cash dividend on the Company’s 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share, each representing 1/100th of a share of preferred stock) equal to $0.50 per depositary share for the period April 15, 2010 through July 14, 2010.  The dividend was paid on July 15, 2010 to shareholders of record as of July 6, 2010.

Leasing

Mack-Cali’s consolidated in-service portfolio was 88.9 percent leased at June 30, 2010, as compared to 88.8 percent leased at March 31, 2010.

For the quarter ended June 30, 2010, the Company executed 141 leases at its consolidated in-service portfolio totaling 1,305,847 square feet, consisting of 1,020,537 square feet of office space, 269,710 square feet of office/flex space, 8,000 square feet of retail space and 7,600 square feet of industrial space.  Of these totals, 402,544 square feet were for new leases and 903,303 square feet were for lease renewals and other tenant retention transactions.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Highlights of the quarter’s leasing transactions include:

NORTHERN NEW JERSEY:

-
National Union Fire Insurance Company of Pittsburgh, PA (NUFIC), a subsidiary of the American International Group, Inc. (AIG), signed a five-year four-month lease renewal for 271,533 square feet at 101 Hudson Street in Jersey City.

-	Also at 101 Hudson Street, accounting firm PricewaterhouseCoopers LLP, signed a five-year renewal for 44,944 square feet. The 1,246,283 square-foot office building is 97.4 percent leased.

-
Hanul Corporation, a third party shipping and return goods management company, signed a new five-year four-month lease for 96,000 square feet at Mack-Cali Airport, located at 200 Riser Road in Little Ferry.  The 286,628 square-foot office building is 100 percent leased.

-
Coram Alternate Site Services, Inc., a provider of home health care, signed a five-year nine-month renewal for 26,125 square feet at 11 Commerce Way in Totowa.  The 47,025 square-foot office/flex building, located in Mack-Cali Commercenter, is 100 percent leased.

-	New Cingular Wireless PCS LLC, signed a five-year renewal for 27,766 square feet at 120 West Passaic Street in Rochelle Park. The 52,000 square-foot office building is 99.6 percent leased.

-
Malcolm Pirnie Inc., an environmental engineering consulting firm, signed a seven-year two-month renewal for 26,114 square feet at 17-17 Route 208 North in Fair Lawn.  The 143,000 square-foot office building is 100 percent leased.

-
PBF Holding Company, LLC, a petroleum refinery operator, signed a five-year two-month new lease for 15,620 square feet at One Sylvan Way in Parsippany.  Located in the Mack-Cali Business Campus, the 150,557 square-foot office building is 60.3 percent leased.

CENTRAL NEW JERSEY:

-	Cellco Partnership, dba Verizon Wireless, signed a five-year renewal for 63,213 square feet at 51 Imclone Drive in Branchburg, where it occupies the full building.

-
Meridian Health Realty Corporation, a subsidiary of healthcare provider Meridian Health, signed an eight-year renewal for 46,362 square feet at 1350 Campus Parkway, Wall Township. The 79,747 square-foot office building, located in Monmouth Shores Corporate Park, is 99.9 percent leased.

-
Allstate Insurance Company signed two renewal transactions totaling 53,417 square feet, including a seven-year three-month renewal for 35,973 square feet at 1325 Campus Parkway, located at Monmouth Shores Corporate Park in Wall Township, where it occupies the entire building.  Allstate also signed a seven-year three-month renewal for 13,538 square feet and an eight-year one-month expansion for 3,906 square at 65 Jackson Drive in Cranford.  The 82,778 square-foot office building, located in Cranford Business Park, is 100 percent leased. In addition to the Central New Jersey transactions, Allstate also renewed 4,456 square feet for three years at 61 South Paramus Road in Paramus, New Jersey and 4,014 square feet at 6411 Ivy Lane in Greenbelt, Maryland for five years and four months.

WESTCHESTER COUNTY, NEW YORK:

-
Reliance Standard Life Insurance Company signed a transaction totaling 19,401 square feet, representing a three-year four-month renewal of 16,302 square feet and a five-year expansion of 3,099 square feet at 7 Skyline Drive in Hawthorne.  The 109,000 square-foot office building, located in Mid-Westchester Executive Park, is 100 percent leased.

-
Also in Mid-Westchester Executive Park, UTC Fire & Security Corporation, a fire safety and security solutions provider, signed a new seven-year lease for 15,246 square feet at 6 Skyline Drive in Hawthorne.  The 44,155 square-foot office/flex building is 100 percent leased.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

SUBURBAN PHILADELPHIA:

-
Medical staffing provider, Bayada Nurses Inc., signed a new six-year seven-month lease for 16,215 square feet at 5 Terri Lane in Burlington Township, NJ.  The 74,555 square-foot office/flex building, located in Bromley Commons business park, is 100 percent leased.

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the Company believes includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization.  The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT.  The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.  FFO per share should not be considered as an alternative to net income per share as an indication of the Company’s performance or to cash flows as a measure of liquidity.  FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition.  However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables on page 27.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Key Financial Data

As of or for the three months ended
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Shares and Units:
Common Shares Outstanding	79,398,646	79,184,996	78,969,752	78,554,827	78,334,220
Common Units Outstanding	13,099,906	13,305,106	13,495,036	13,821,755	14,024,755
Combined Shares and Units	92,498,552	92,490,102	92,464,788	92,376,582	92,358,975
Preferred Shares Outstanding	10,000	10,000	10,000	10,000	10,000
Weighted Average- Basic (a)	92,357,447	92,338,550	92,165,843	92,133,114	88,000,033
Weighted Average- Diluted (b)	92,489,035	92,449,992	92,303,037	92,245,107	88,000,033
Common Share Price ($’s):
At the end of the period	29.73	35.25	34.57	32.33	22.80
High during period	38.74	36.31	36.23	37.63	28.01
Low during period	29.22	30.33	29.31	21.13	18.32

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (c)	2,778,030	3,288,410	3,224,537	3,014,578	2,134,041
Total Debt	2,166,818	2,336,930	2,337,437	2,337,875	2,090,433
Total Market Capitalization	4,944,848	5,625,340	5,561,974	5,352,453	4,224,474
Total Debt/ Total Market Capitalization	43.82%	41.54%	42.03%	43.68%	49.48%

Financials:
($’s in thousands, except ratios and per share amounts)
Total Assets	4,517,670	4,684,305	4,721,637	4,757,236	4,535,045
Gross Book Value of Real Estate Assets	5,178,246	5,176,004	5,186,208	5,184,411	5,158,812
Total Liabilities	2,416,868	2,564,599	2,578,447	2,576,391	2,336,004
Total Equity	2,100,802	2,119,706	2,143,190	2,180,845	2,199,041
Total Revenues	202,785	194,583	193,668	192,147	187,823
Capitalized Interest	432	343	297	259	186
Scheduled Principal Payments	612	507	438	421	3,794
Interest Coverage Ratio	2.77	2.69	2.42	3.08	3.28
Fixed Charge Coverage Ratio	2.65	2.59	2.34	2.97	2.89
Net Income	22,249	17,377	1,717	22,789	24,625
Net Income Available to Common Shareholders	18,725	14,509	1,006	19,087	20,374
Earnings per Share—diluted	0.24	0.18	0.01	0.24	0.28
FFO per Share—diluted (d)	0.71	0.72	0.60	0.81	0.87
Dividends Declared per Share	0.45	0.45	0.45	0.45	0.45
FFO Payout Ratio—diluted (d)	63.00%	62.52%	75.16%	55.34%	51.78%

Portfolio Size:
Properties	287	288	289	288	295
Total Square Footage	32,912,369	33,062,419	33,183,723	33,083,723	33,750,420
Sq. Ft. Leased at End of Period (e) (f)	88.9%	88.8%	90.1%	90.0%	90.6%

(a)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(b)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(c)	Includes any outstanding preferred units presented on a converted basis into common units and noncontrolling interests in consolidated joint ventures.
(d)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(e)	Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future and leases that expire at the period end date.
(f)	Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended June 30,			%
	2010	2009	Change	Change

Total Property Revenues	$169,419	$174,049	$(4,630)	(2.7)

Real Estate Taxes	24,848	22,672	2,176	9.6
Utilities	15,840	15,484	356	2.3
Operating Services	25,268	24,564	704	2.9
Total Property Expenses:	65,956	62,720	3,236	5.2

GAAP Net Operating Income	103,463	111,329	(7,866)	(7.1)

Less: straight-lining of rents adj.	848	1,620	(772)	(47.7)

Net Operating Income	$102,615	$109,709	$(7,094)	(6.5)

Percentage Leased at Period End	88.7%	90.4%

Total Properties:	255

Total Square Footage:	29,344,720

	For the six months ended June 30,			%
	2010	2009	Change	Change

Total Property Revenues	$339,025	$350,123	$(11,098)	(3.2)

Real Estate Taxes	45,474	45,862	(388)	(0.8)
Utilities	35,091	36,177	(1,086)	(3.0)
Operating Services	52,161	51,023	1,138	2.2
Total Property Expenses:	132,726	133,062	(336)	(0.3)

GAAP Net Operating Income	206,299	217,061	(10,762)	(5.0)

Less: straight-lining of rents adj.	2,767	830	1,937	233.4

Net Operating Income	$203,532	$216,231	$(12,699)	(5.9)

Percentage Leased at Period End	88.6%	90.3%

Total Properties:	254

Total Square Footage:	29,095,311

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company’s Effective Ownership %
Office Properties:
Red Bank Corporate Plaza	Red Bank Corporate Plaza	1	Red Bank, NJ	100.0%	92,878	50.0%
Gramercy Portfolio	Bellemead Portfolio	6	New Jersey	67.2%	664,884	n/a
Gale Kimball L.L.C.	100 Kimball Drive	1	Parsippany, NJ	100.0%	175,000	8.33%
12 Vreeland Realty L.L.C.	12 Vreeland Road	1	Florham Park, NJ	100.0%	139,750	50.0%
Gale Jefferson L.L.C.	One Jefferson Road	1	Parsippany, NJ	100.0%	100,010	8.33%

Mixed-Use:
GE/Gale Funding L.L.C.	Princeton Forrestal Village	n/a	Princeton, NJ	92.2%	527,015	10.0%

Hotel:
Harborside South Pier	Hyatt Regency Jersey City on the Hudson	1	Jersey City, NJ	n/a	350 rooms	50.0%

Land:
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	n/a	Jersey City, NJ	n/a	n/a	50.0%
Boston-Downtown Crossing	Downtown Crossing	1	Boston, MA	n/a	1,481,000	15.0%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of June 30, 2010 and December 31, 2009 (dollars in thousands):

	June 30, 2010
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza	Gramercy Agreement	Princeton Forrestal Village	Gale Kimball	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Combined Total
Assets:
Rental property, net	$9,254	$67,375	$23,966	$67,700	$37,334	--	$14,669	--	--	$220,298
Other assets	1,354	9,510	5,993	9,535	21,481	$1,812	937	$46,383	$2,085	99,090
Total assets	$10,608	$76,885	$29,959	$77,235	$58,815	$1,812	$15,606	$46,383	$2,085	$319,388
Liabilities and Partners’/ members’ capital (deficit):
Mortgages, loans payable and other obligations	--	$73,055	$20,594	$77,758	$50,307	--	$4,342	--	--	$226,056
Other liabilities	$532	5,779	18	2,400	2,553	--	--	--	--	11,282
Partners’/members’ capital (deficit)	10,076	(1,949)	9,347	(2,923)	5,955	$1,812	11,264	$46,383	$2,085	82,050
Total liabilities and partners’/ members’ capital (deficit)	$10,608	$76,885	$29,959	$77,235	$58,815	$1,812	$15,606	$46,383	$2,085	$319,388
Company’s investment in unconsolidated joint ventures, net	$4,960	$231	$4,504	--	$1,451	$1,199	$9,664	$13,117	$872	$35,998

	December 31, 2009
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza	Gramercy Agreement	Princeton Forrestal Village	Gale Kimball	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Combined Total
Assets:
Rental property, net	$9,560	$61,836	$24,884	$73,037	$38,739	--	$15,265	--	--	$223,321
Other assets	997	15,255	4,623	8,631	21,937	$1,998	1,068	$45,884	$1,780	102,173
Total assets	$10,557	$77,091	$29,507	$81,668	$60,676	$1,998	$16,333	$45,884	$1,780	$325,494
Liabilities and Partners’/ members’ capital (deficit):
Mortgages, loans payable and other obligations	--	$73,553	$20,764	$90,288	$51,187	--	$5,007	--	--	$240,799
Other liabilities	$532	4,374	162	2,589	3,830	--	--	--	--	11,487
Partners’/members’ capital (deficit)	10,025	(836)	8,581	(11,209)	5,659	$1,998	11,326	$45,884	$1,780	73,208
Total liabilities and partners’/ members’ capital (deficit)	$10,557	$77,091	$29,507	$81,668	$60,676	$1,998	$16,333	$45,884	$1,780	$325,494
Company’s investment in unconsolidated joint ventures, net	$4,935	$860	$4,104	--	$1,211	$1,259	$9,599	$12,948	$764	$35,680

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended June 30, 2010 and 2009 (dollars in thousands):

	Three Months Ended June 30, 2010
	Plaza		Red Bank		Princeton			Boston-
	VIII & IX	Harborside	Corporate	Gramercy	Forrestal	Gale	12	Downtown	Gale	Route 93	Combined
	Associates	South Pier	Plaza	Agreement	Village	Kimball	Vreeland	Crossing	Jefferson	Portfolio	Total
Total revenues	$191	$9,277	$823	$2,790	$3,117	$78	$396	--	--	--	$16,672
Operating and other	(47)	(6,423)	(219)	(1,290)	(1,702)	--	(76)	$(318)	$(95)	--	(10,170)
Depreciation and amortization	(153)	(1,325)	(231)	(949)	(877)	--	(315)	--	--	--	(3,850)
Interest expense	--	(1,106)	(86)	(608)	(422)	--	(53)	--	--	--	(2,275)

Net income	$(9)	$423	$287	$(57)	$116	$78	$(48)	$(318)	$(95)	--	$377
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$(5)	$140	$231	--	$19	$26	$(24)	$(96)	$(31)	--	$260

	Three Months Ended June 30, 2009
	Plaza		Red Bank		Princeton			Boston-
	VIII & IX	Harborside	Corporate		Forrestal	Gale	12	Downtown	Gale	Route 93	Combined
	Associates	South Pier	Plaza	M-G-G	Village	Kimball	Vreeland	Crossing	Jefferson	Portfolio	Total
Total revenues	$199	$8,841	$803	$6,459	$3,227	--	$597	--	--	$967	$21,093
Operating and other	(52)	(5,830)	(209)	(2,792)	(1,444)	$(29)	(16)	$(7,738)	--	(863)	(18,973)
Depreciation and amortization	(153)	(1,087)	(149)	(2,421)	(1,326)	--	(127)	--	--	(456)	(5,719)
Interest expense	--	(1,161)	(89)	(1,632)	(450)	--	(113)	--	--	(305)	(3,750)

Net income	$(6)	$763	$356	$(386)	$7	$(29)	$341	$(7,738)	--	$(657)	$(7,349)
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$(3)	$750	$178	$(202)	$(88)	$23	$170	$(2,750)	--	--	$(1,922)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the six months ended June 30, 2010 and 2009 (dollars in thousands):

	Six Months Ended June 30, 2010
	Plaza		Red Bank		Princeton			Boston-
	VIII & IX	Harborside	Corporate	Gramercy	Forrestal	Gale	12	Downtown	Gale	Route 93	Combined
	Associates	South Pier	Plaza	Agreement	Village	Kimball	Vreeland	Crossing	Jefferson	Portfolio	Total
Total revenues	$452	$14,384	$2,580	$14,508	$6,428	$122	$990	--	--	--	$39,464
Operating and other	(96)	(10,876)	(431)	(2,989)	(3,561)	--	(90)	$(509)	$(152)	--	(18,704)
Depreciation and amortization	(306)	(2,435)	(451)	(1,952)	(1,719)	--	(631)	--	--	--	(7,494)
Interest expense	--	(2,186)	(169)	(1,281)	(852)	--	(139)	--	--	--	(4,627)

Net income	$50	$(1,113)	$1,529	$8,286	$296	$122	$130	$(509)	$(152)	--	$8,639
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$25	$(628)	$383	--	$47	$42	$65	$(153)	$(43)	--	$(262)

	Six Months Ended June 30, 2009
	Plaza		Red Bank		Princeton			Boston-
	VIII & IX	Harborside	Corporate		Forrestal	Gale	12	Downtown	Gale	Route 93	Combined
	Associates	South Pier	Plaza	M-G-G	Village	Kimball	Vreeland	Crossing	Jefferson	Portfolio	Total
Total revenues	$387	$15,668	$1,613	$19,638	$6,406	$35	$1,192	--	--	$1,687	$46,626
Operating and other	(94)	(10,809)	(458)	(8,128)	(3,173)	--	(35)	$(8,858)	--	(1,971)	(33,526)
Depreciation and amortization	(306)	(2,085)	(297)	(7,255)	(2,232)	--	(255)	--	--	(909)	(13,339)
Interest expense	--	(2,305)	(172)	(5,276)	(925)	--	(234)	--	--	(611)	(9,523)

Net income	$(13)	$469	$686	$(1,021)	$76	$35	$668	$(8,858)	--	$(1,804)	$(9,762)
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$(7)	$1,496	$343	$(915)	$(72)	$42	$334	$(3,903)	--	$(4,354)	$(7,036)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Select Financial Ratios

Ratios Computed For Industry	June 30,
Comparisons:	2010	2009
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	47.96%	46.10%

Total Debt/ Total Market Capitalization (Market value) (%)	43.82%	49.48%

Total Debt/ Total Undepreciated Assets (%)	37.84%	37.27%

Secured Debt/ Total Undepreciated Assets (%)	12.82%	13.49%

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	2.77	3.28	2.74	3.18

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	2.72	2.95	2.69	2.88

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.65	2.89	2.63	2.80

FFO Payout (Dividends Declared/Funds from Operations) (%)	63.00%	51.78%	62.77%	50.14%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Debt Analysis
(as of June 30, 2010)

Debt Breakdown
(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate	Weighted Average Maturity in Years
Fixed Rate Unsecured Notes	$1,432,944	66.13%	6.49%	4.00
Fixed Rate Secured Debt	733,874	33.87%	7.43%	7.05
Totals/Weighted Average:	$2,166,818	100.00%	6.81%	5.03

Future Repayments
(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
July 1 – December 31, 2010	$ 4,177	$15,000	$19,177	7.87%
2011	9,217	300,000	309,217	7.92%
2012	10,687	210,148	220,835	6.21%
2013	11,320	145,223	156,543	5.39%
2014	10,473	335,257	345,730	6.82%
Thereafter	44,766	1,102,532	1,147,298	6.91%
Sub-total	90,640	2,108,160	2,198,800
Adjustment for unamortized debt discount/premium, net, as of June 30, 2010	(31,982)	--	(31,982)
Totals/Weighted Average:	$ 58,658	$2,108,160	$2,166,818	6.81%

(a)	No variable rate borrowings were outstanding as of June 30, 2010.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Debt Maturities
(dollars in thousands)

	July 1 – December 31, 2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020 and Beyond	TOTALS
Secured Debt:
Prudential Portfolio								$141,151				$141,151
2200 Renaissance Boulevard			$15,234									15,234
Soundview Plaza				$14,889								14,889
9200 Edmonston Road				4,229								4,229
6305 Ivy Lane					$5,726							5,726
6301 Ivy Lane					5,320							5,320
35 Waterview					18,185							18,185
6 Becker, 85 Livingston, 75 Livingston, & 20 Waterview					65,035							65,035
4 Sylvan Way					14,575							14,575
10 Independence					16,924							16,924
395 West Passaic					9,492							9,492
4 Becker							$40,322					40,322
5 Becker							14,535					14,535
210 Clay							14,267					14,267
51 Imclone							3,847					3,847
23 Main Street									$26,566			26,566
Harborside Plaza 5									204,970			204,970
100 Walnut Avenue										$17,280		17,280
One River Center										39,586		39,586
581 Main Street											$ 8	8
Total Secured Debt:	--	--	$15,234	$19,118	$135,257	--	$72,971	$141,151	$231,536	$56,866	$ 8	$672,141

Unsecured Debt:
Unsecured credit facility			--									--
7.835% unsecured notes due 12/10	$15,000											$15,000
7.750% unsecured notes due 2/11		$300,000										300,000
5.250% unsecured notes due 1/12			$100,000									100,000
6.150% unsecured notes due 12/12			94,914									94,914
5.820% unsecured notes due 3/13				$26,105								26,105
4.600% unsecured notes due 6/13				100,000								100,000
5.125% unsecured notes due 2/14					$200,000							200,000
5.125% unsecured notes due 1/15						$150,000						150,000
5.80% unsecured notes due 1/16							$200,000					200,000
7.75% unsecured notes due 8/19										$250,000		250,000
Total Unsecured Debt:	$15,000	$300,000	$194,914	$126,105	$200,000	$150,000	$200,000	--	--	$250,000	--	$1,436,019

Total Debt:	$15,000	$300,000	$210,148	$145,223	$335,257	$150,000	$272,971	$141,151	$231,536	$306,866	$ 8	$2,108,160

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Debt Detail
(dollars in thousands)

		Effective
Property Name	Lender	Interest Rate	June 30,	December 31,	Date of Maturity
			2010	2009
Senior Unsecured Notes: (a)
5.050%, Senior Unsecured Notes	public debt	5.265%	--	$149,984	--	(b)
7.835%, Senior Unsecured Notes	public debt	7.950%	$ 15,000	15,000	12/15/10
7.750%, Senior Unsecured Notes	public debt	7.930%	299,900	299,814	02/15/11
5.250%, Senior Unsecured Notes	public debt	5.457%	99,696	99,599	01/15/12
6.150%, Senior Unsecured Notes	public debt	6.894%	93,701	93,455	12/15/12
5.820%, Senior Unsecured Notes	public debt	6.448%	25,806	25,751	03/15/13
4.600%, Senior Unsecured Notes	public debt	4.742%	99,915	99,901	06/15/13
5.125%, Senior Unsecured Notes	public debt	5.110%	200,869	200,989	02/15/14
5.125%, Senior Unsecured Notes	public debt	5.297%	149,579	149,533	01/15/15
5.800%, Senior Unsecured Notes	public debt	5.806%	200,427	200,464	01/15/16
7.750%, Senior Unsecured Notes	public debt	8.017%	248,051	247,944	08/15/19
Total Senior Unsecured Notes:			$1,432,944	$1,582,434

Revolving Credit Facilities:
Unsecured Facility (c)	23 Lenders	LIBOR +0.550%	--	--	6/22/12
Total Revolving Credit Facilities:			--	--

Property Mortgages: (d)
105 Challenger Road	Archon Financial CMBS	6.235%	--	$19,408	--	(e)
2200 Renaissance Boulevard	Wachovia CMBS	5.888%	$ 16,398	16,619	12/01/12
Soundview Plaza	Morgan Stanley CMBS	6.015%	16,356	16,614	01/01/13
9200 Edmonston Road	Principal Commercial Funding, L.L.C.	5.534%	4,726	4,804	05/01/13
6305 Ivy Lane	John Hancock Life Ins. Co.	5.525%	6,586	6,693	01/01/14
395 West Passaic	State Farm Life Ins. Co.	6.004%	11,505	11,735	05/01/14
6301 Ivy Lane	John Hancock Life Ins. Co.	5.520%	6,201	6,297	07/01/14
35 Waterview	Wachovia CMBS	6.348%	19,477	19,613	08/11/14
6 Becker, 85 Livingston, 75 Livingston & 20 Waterview	Wachovia CMBS	10.220%	60,806	60,409	08/11/14
4 Sylvan	Wachovia CMBS	10.190%	14,376	14,357	08/11/14
10 Independence	Wachovia CMBS	12.440%	15,469	15,339	08/11/14
4 Becker	Wachovia CMBS	9.550%	36,677	36,281	05/11/16
5 Becker	Wachovia CMBS	12.830%	11,347	11,111	05/11/16
210 Clay	Wachovia CMBS	13.420%	11,297	11,138	05/11/16
51 Imclone	Wachovia CMBS	8.390%	3,896	3,899	05/11/16
Various (f)	Prudential Insurance	6.332%	150,000	150,000	01/15/17	(g)
23 Main Street	JPMorgan CMBS	5.587%	31,791	32,042	09/01/18
Harborside Plaza 5	The Northwestern Mutual Life Insurance Co. & New York Life Insurance Co.	6.842%	235,907	237,248	11/01/18
100 Walnut Avenue	Guardian Life Ins. Co.	7.311%	19,538	19,600	02/01/19
One River Center (h)	Guardian Life Ins. Co.	7.311%	44,759	44,900	02/01/19
581 Main Street (i)	Valley National Bank	6.935%	16,762	16,896	07/01/34
Total Mortgages, Loans Payable and Other Obligations:			$733,874	$755,003
Total Debt:			$2,166,818	$2,337,437

(a)
Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

(b)	These notes were paid at maturity on April 15, 2010.
(c)	Total borrowing capacity under this facility is $775 million and has a one year extension option.
(d)
Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.

(e)	On June 1, 2010, the Company transferred the deed for 105 Challenger Road to the lender in satisfaction of its obligations.
(f)	Mortgage is collateralized by seven properties.
(g)	On January 15, 2010, the Company extended the mortgage loan until January 15, 2017 at an effective interest rate of 6.33 percent.
(h)	Mortgage is collateralized by the three properties compromising One River Center.
(i)	The coupon interest rate will be reset at the end of year 10 and year 20 at 225 basis points over the 10-year treasury yield 45 days prior to the reset dates with a minimum rate of 6.875 percent.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
Revenues	2010	2009	2010	2009
Base rents	$149,692	$152,891	$302,385	$301,022
Escalations and recoveries from tenants	25,837	24,623	51,956	52,390
Construction services	22,357	4,794	33,219	8,705
Real estate services	1,669	2,116	3,646	4,642
Other income	3,230	3,399	6,162	6,350
Total revenues	202,785	187,823	397,368	373,109

Expenses
Real estate taxes	25,912	23,293	48,073	46,565
Utilities	16,409	15,956	36,235	36,653
Operating services	28,073	26,619	56,754	54,261
Direct construction costs	21,411	4,296	31,704	8,010
General and administrative	8,658	10,651	17,072	20,708
Depreciation and amortization	47,474	49,240	95,964	97,083
Total expenses	147,937	130,055	285,802	263,280
Operating income	54,848	57,768	111,566	109,829

Other (Expense) Income
Interest expense	(37,335)	(33,205)	(76,406)	(65,701)
Interest and other investment income	18	187	39	383
Equity in earnings (loss) of unconsolidated joint ventures	260	(1,922)	(262)	(7,036)
Gain on reduction of other obligations	--	1,693	--	1,693
Total other (expense) income	(37,057)	(33,247)	(76,629)	(70,661)
Income from continuing operations	17,791	24,521	34,937	39,168
Discontinued Operations:
Income from discontinued operations	11	104	242	54
Realized gains (losses) and unrealized losses
on disposition of rental property, net	4,447	--	4,447	--
Total discontinued operations, net	4,458	104	4,689	54
Net income	22,249	24,625	39,626	39,222
Noncontrolling interest in consolidated joint ventures	86	135	173	767
Noncontrolling interest in Operating Partnership	(2,475)	(3,869)	(4,897)	(6,506)
Noncontrolling interest in discontinued operations	(635)	(17)	(668)	(8)
Preferred stock dividends	(500)	(500)	(1,000)	(1,000)
Net income available to common shareholders	$18,725	$20,374	$33,234	$32,475

Basic earnings per common share:
Income from continuing operations	$0.19	$0.28	$0.37	$0.46
Discontinued operations	0.05	--	0.05	--
Net income available to common shareholders	$0.24	$0.28	$0.42	$0.46

Diluted earnings per common share:
Income from continuing operations	$0.19	$0.28	$0.37	$0.46
Discontinued operations	0.05	--	0.05	--
Net income available to common shareholders	$0.24	$0.28	$0.42	$0.46

Basic weighted average shares outstanding	79,203	73,903	79,089	70,214

Diluted weighted average shares outstanding	92,489	88,000	92,482	84,480

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts) (unaudited)

	June 30,	December 31,
Assets	2010	2009
Rental property
Land and leasehold interests	$770,239	$771,794
Buildings and improvements	3,949,892	3,948,509
Tenant improvements	448,799	456,547
Furniture, fixtures and equipment	9,316	9,358
	5,178,246	5,186,208
Less – accumulated depreciation and amortization	(1,207,917)	(1,153,223)
Net investment in rental property	3,970,329	4,032,985
Cash and cash equivalents	140,990	291,059
Investments in unconsolidated joint ventures	35,998	35,680
Unbilled rents receivable, net	122,601	119,469
Deferred charges and other assets, net	216,809	213,674
Restricted cash	19,320	20,681
Accounts receivable, net of allowance for doubtful accounts
of $2,708 and $2,036	11,623	8,089

Total assets	$4,517,670	$4,721,637

Liabilities and Equity
Senior unsecured notes	$1,432,944	$1,582,434
Mortgages, loans payable and other obligations	733,874	755,003
Dividends and distributions payable	42,124	42,109
Accounts payable, accrued expenses and other liabilities	121,404	106,878
Rents received in advance and security deposits	50,787	54,693
Accrued interest payable	35,735	37,330
Total liabilities	2,416,868	2,578,447
Commitments and contingencies

Equity:
Mack-Cali Realty Corporation stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000
and 10,000 shares outstanding, at liquidation preference	25,000	25,000
Common stock, $0.01 par value, 190,000,000 shares authorized,
79,398,646 and 78,969,752 shares outstanding	793	789
Additional paid-in capital	2,286,633	2,275,716
Dividends in excess of net earnings	(508,221)	(470,047)
Total Mack-Cali Realty Corporation stockholders’ equity	1,804,205	1,831,458

Noncontrolling interest in subsidiaries:
Operating Partnership	293,549	308,703
Consolidated joint ventures	3,048	3,029
Total noncontrolling interests in subsidiaries	296,597	311,732

Total equity	2,100,802	2,143,190

Total liabilities and equity	$4,517,670	$4,721,637

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Equity
For the three months ended June 30, 2010
(in thousands) (unaudited)

					Additional	Dividends in	Noncontrolling
	Preferred Stock		Common Stock		Paid-In	Excess of	Interests	Total
	Shares	Amount	Shares	Par Value	Capital	Net Earnings	in Subsidiaries	Equity
Balance at January 1, 2010	10	$25,000	78,970	$789	$2,275,716	$(470,047)	$311,732	$2,143,190
Net income	--	--	--	--	--	34,234	5,392	39,626
Preferred stock dividends	--	--	--	--	--	(1,000)	--	(1,000)
Common stock dividends	--	--	--	--	--	(71,408)	--	(71,408)
Common unit distributions	--	--	--	--	--	--	(11,837)	(11,837)
Increase in noncontrolling
interests	--	--	--	--	--	--	192	192
Redemption of common units
for common stock	--	--	395	4	8,981	--	(8,985)	--
Shares issued under Dividend
Reinvestment and Stock
Purchase Plan	--	--	3	--	82	--	--	82
Stock options exercised	--	--	18	--	513	--	--	513
Stock compensation	--	--	13	--	1,444	--	--	1,444
Rebalancing of ownership
percent between parent
and subsidiaries	--	--	--	--	(103)	--	103	--
Balance at June 30, 2010	10	$25,000	79,399	$793	$2,286,633	$(508,221)	$296,597	$2,100,802

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Net income available to common shareholders	$ 18,725	$ 20,374	$ 33,234	$ 32,475
Add: Noncontrolling interest in Operating Partnership	2,475	3,869	4,897	6,506
Noncontrolling interest in discontinued operations	635	17	668	8
Real estate-related depreciation and amortization on continuing operations (a)	48,373	51,741	97,844	104,673
Real estate-related depreciation and amortization on discontinued operations	302	475	409	905
Deduct: Discontinued operations-Realized (gains) losses and unrealized losses on disposition of rental property	(4,447)	--	(4,447)	--
Funds from operations available to common shareholders (b)	$ 66,063	$ 76,476	$132,605	$144,567

Diluted weighted average shares/units outstanding (c)	92,489	88,000	92,482	84,480

Funds from operations per share/unit – diluted	$ 0.71	$ 0.87	$ 1.43	$ 1.71

Dividend declared per common share	$ 0.45	$ 0.45	$ 0.90	$ 0.90

Dividend payout ratios:
Funds from operations-diluted	63.00%	51.78%	62.77%	52.59%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$ 2,127	$ 2,005	$ 4,113	$ 3,614
Tenant improvements and leasing commissions	$ 10,584	$ 8,098	$ 18,552	$ 16,123
Straight-line rent adjustments (d)	$ 1,028	$ 1,888	$ 3,316	$ 3,275
Amortization of (above)/below market lease intangibles, net (e)	$ 377	$ 1,545	$ 984	$ 3,654
Gain on reduction of other obligations	--	$ 1,693	--	$ 1,693
Impairment charge included in equity in earnings (loss) (f)	--	--	--	$ 4,010

(a) Includes the Company’s share from unconsolidated joint ventures of $1,242 and $2,605 for the three months ended June 30, 2010 and 2009, respectively, and $2,348 and $7,776 for the six months ended June 30, 2010 and 2009, respectively.

(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (13,155 shares and 14,097 shares for the three months ended June 30, 2010 and 2009, respectively, and 13,259 and 14,266 for the six months ended June 30, 2010 and 2009, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 27.

(d) Includes the Company’s share from unconsolidated joint ventures of $12 and $64 for the three months ended June 30, 2010 and 2009, respectively, and $37 and $223 for the six months ended June 30, 2010 and 2009, respectively.

(e) Includes the Company’s share from unconsolidated joint ventures of $9 and $135 for three months ended June 30, 2010 and 2009, respectively, and $17 and $574 for the six months ended June 30, 2010 and 2009, respectively.

(f) Noncontrolling interest in consolidated joint ventures share of loss was $587.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Statements of Funds from Operations Per Diluted Share
and Funds from Operations Excluding Certain Non-Cash Items Per Diluted Share
 (amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Net income available to common shareholders	$0.24	$0.28	$0.42	$0.46
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.52	0.59	1.06	1.24
Real estate-related depreciation and amortization on discontinued operations	--	0.01	--	0.01
Deduct: Realized (gains) losses and unrealized losses on disposition of rental property	(0.05)	--	(0.05)	--
Noncontrolling interest / rounding adjustment	--	(0.01)	--	--
Funds from operations available to common shareholders (b)	$0.71	$0.87	$1.43	$1.71
Add: Non-cash impairment charge from equity in earnings (loss) in unconsolidated joint ventures	--	--	--	0.04
Deduct: Non-cash gain from reduction of other obligations	--	(0.02)	--	(0.02)
FFO Excluding Items	$0.71	$0.85	$1.43	$1.73
Dividend payout ratio for FFO Excluding Items	63.00%	52.95%	62.77%	51.97%
Diluted weighted average shares/units outstanding (c)	92,489	88,000	92,482	84,480

(a) Includes the Company’s share from unconsolidated joint ventures of $0.01 and $0.03 for the three months ended June 30, 2010 and 2009, respectively, and $0.03 and $0.09 for the six months ended June 30, 2010 and 2009, respectively.

(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (13,155 shares and 14,097 shares for the three months ended June 30, 2010 and 2009, respectively, and 13,259 and 14,266 for the six months ended June 30, 2010 and 2009, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 28.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Basic weighted average shares outstanding:	79,203	73,903	79,089	70,214
Add: Weighted average common units	13,155	14,097	13,259	14,266
Basic weighted average shares/units:	92,358	88,000	92,348	84,480
Add: Stock options	52	--	54	--
Restricted Stock Awards	79	--	80	--
Diluted weighted average shares/units outstanding:	92,489	88,000	92,482	84,480

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

IV.  VALUE CREATION PIPELINE

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions
 (dollars in thousands)

For the six months ended June 30, 2010

None.

For the year ended December 31, 2009

Acquisition Date (a)	Property/Address	Location	# of Bldgs.	Rentable Square Feet
Office:
4/29/09	210 Clay Avenue	Lyndhurst, Bergen County, NJ	1	121,203
4/29/09	4 Becker Farm Road	Roseland, Essex County, NJ	1	281,762
4/29/09	5 Becker Farm Road	Roseland, Essex County, NJ	1	118,343
4/29/09	6 Becker Farm Road	Roseland, Essex County, NJ	1	129,732
4/29/09	75 Livingston Avenue	Roseland, Essex County, NJ	1	94,221
4/29/09	85 Livingston Avenue	Roseland, Essex County, NJ	1	124,595
4/29/09	2 Independence Way	Princeton, Mercer County, NJ	1	67,401
4/29/09	4 Sylvan Way	Parsippany, Morris County, NJ	1	105,135
4/29/09	20 Waterview Boulevard	Parsippany, Morris County, NJ	1	225,550
4/29/09	51 Imclone Drive	Branchburg, Somerset County, NJ	1	63,213
4/29/09	10 Independence Boulevard	Warren, Somerset County, NJ	1	120,528
Total Property Acquisitions:			11	1,451,683

(a)	Properties were previously accounted for under an unconsolidated joint venture. The Company began consolidating these assets on April 29, 2009.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Properties Commencing Initial Operations
(dollars in thousands)

For the six months ended June 30, 2010

None.

For the year ended December 31, 2009

Date Placed In Service	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Current % Leased	Cost Incurred (a)
Wholly Owned:
03/01/09	22 Sylvan Way	Parsippany, Morris County, NJ	1	249,409	100%	$65,687

Unconsolidated Joint Ventures:
10/01/09	1 Jefferson Road	Parsippany, Morris County, NJ	1	100,000	100%	$20,987
Total Properties Commencing Initial Operations:			2	349,409	100%	$86,674

(a)	Amounts are as of December 31, 2009. Unconsolidated joint ventures information reflects the venture’s cost incurred and not Mack-Cali’s prorata share of such costs.

Rental Property Sales/Dispositions
(dollars in thousands)

For the six months ended June 30, 2010

Date	Address	Locations	# of Bldgs.	Rentable Square Feet	Realized Gains/(loss)
6/01/10	105 Challenger Road (a)	Ridgefield Park, Bergen County, NJ	1	150,050	$ 4,447

(a)	The Company transferred the deed for this property to the lender in satisfaction of its obligations.

For the year ended December 31, 2009

None.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Summary of Construction Projects
(dollars in thousands)

Project	Location	Type of Space	Estimated Placed in Service Date	Number Of Buildings	Square Feet	Costs Incurred Through 6/30/10	Total Estimated Costs	Current % Leased	Company Effective Ownership
Wholly Owned:
55 Corporate Drive	Bridgewater, NJ	Office	2011-3Q	1	205,000	$30,784	$50,906	100.0%	100.0%
Total				1	205,000	$30,784	$50,906	100.0%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
Horizon Center	Hamilton Township	NJ	5.3	68,000	Office/Flex/Retail
3 & 5 AAA Drive (a)	Hamilton Township	NJ	17.5	112,000	Office
6 AAA Drive	Hamilton Township	NJ	2.4	32,000	Office
2 South Gold Drive (b)	Hamilton Township	NJ	9.5	75,000	Office
Plaza VIII and IX Associates, L.L.C. (c)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (d)	Jersey City	NJ	6.5	3,113,500	Office
One Newark Center (c)	Newark	NJ	1.0	400,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	86.8	1,100,000	Office
3 Campus Drive	Parsippany	NJ	10.0	124,000	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9	760,000	Office/Hotel
Meadowlands Xanadu (c)	East Rutherford	NJ	13.8	1,760,000	Office
Meadowlands Xanadu (c)	East Rutherford	NJ	3.2	500,000	Hotel (e)
Elmsford Distribution Center (f)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
South Westchester Executive Park (f)	Yonkers	NY	52.4	350,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Rose Tree Corporate Center	Media	PA	2.3	15,200	Office
Capital Office Park	Greenbelt	MD	42.8	595,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Downtown Crossing (c)	Boston	MA	1.5	1,481,000	Mixed-Used
Total:			386.1	12,476,450

(a)	This land parcel also includes an existing office building totaling 35,270 square feet.
(b)	This land parcel also includes an existing office building totaling 33,962 square feet.
(c)	Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(d)	In addition, there are 21 acres of riparian property.
(e)	Hotel project can comprise up to 520 rooms.
(f)	Mack-Cali holds an option to purchase this land.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

V.  PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

V.  PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended June 30, 2010)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 3/31/10	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/10 (c)	Pct. Leased 6/30/10	Pct. Leased 3/31/10

Northern NJ	13,195,688	(150,050)	(723,989)	698,677	(25,312)	13,020,326	89.7%	90.0%
Central NJ	4,806,484	-	(262,740)	244,133	(18,607)	4,787,877	89.1%	89.5%
Westchester Co., NY	4,478,302	-	(142,568)	195,783	53,215	4,531,517	94.6%	93.5%
Manhattan	232,645	-	-	-	-	232,645	44.4%	44.4%
Sub. Philadelphia	3,146,108	-	(101,292)	125,717	24,425	3,170,533	89.8%	89.1%
Fairfield, CT	529,399	-	(13,997)	15,218	1,221	530,620	88.8%	88.6%
Washington, DC/MD	934,445	-	(20,043)	25,679	5,636	940,081	72.7%	72.3%
Rockland Co., NY	163,316	-	(1,280)	640	(640)	162,676	90.4%	90.7%
Total	27,486,387	(150,050)	(1,265,909)	1,305,847	39,938	27,376,275	88.9%	88.8%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of March 31, 2010	30,946,453
Total sq. ft. of properties added/transferred this period	(150,050)
Total sq. ft. as of June 30, 2010	30,796,403

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring June 30, 2010 aggregating 154,534 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Leasing Statistics
(For the three months ended June 30, 2010)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	41	641,153	192,779	448,374	5.2	22.89	1.93
	Office/Flex	4	57,524	-	57,524	5.8	14.63	2.91
Central NJ	Office	23	194,155	37,501	156,654	5.4	17.06	1.37
	Office/Flex	3	49,978	8,252	41,726	7.3	17.84	4.48
Westchester Co., NY	Office	21	97,461	43,514	53,947	6.3	24.04	3.61
	Office/Flex	13	82,722	43,780	38,942	4.3	13.99	3.72
	Industrial/Warehouse	1	7,600	-	7,600	5.0	13.67	0.79
	Retail	1	8,000	8,000	-	15.0	38.10	0.44
Sub. Philadelphia	Office	8	46,231	19,884	26,347	2.6	21.25	3.49
	Office/Flex	8	79,486	31,806	47,680	3.8	8.10	1.39
Fairfield Co., CT	Office	8	15,218	-	15,218	2.6	21.44	1.75
Washington, DC/MD	Office	9	25,679	17,028	8,651	5.6	20.48	4.50
Rockland Co., NY	Office	1	640	-	640	1.0	24.00	0.20

Total		141	1,305,847	402,544	903,303	5.2	20.01	2.30

Detail by Property Type
	Office	111	1,020,537	310,706	709,831	5.2	21.74	2.12
	Office/Flex	28	269,710	83,838	185,872	5.0	13.10	3.21
	Industrial/Warehouse	1	7,600	-	7,600	5.0	13.67	0.79
	Retail	1	8,000	8,000	-	15.0	38.10	0.44

Total		141	1,305,847	402,544	903,303	5.2	20.01	2.30

Tenant Retention:	Leases Retained	59.6%
	Sq. Ft. Retained	71.4%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $9,045,430 and commissions of $6,546,862 committed, but not necessarily expended, during the period for second generation space aggregating 1,300,845 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Leasing Statistics
(For the three months ended June 30, 2010)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 3/31/10	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/10	Pct. Leased 6/30/10	Pct. Leased 3/31/10

Northern NJ	955,137	-	-	-	-	955,137	89.2%	89.2%
Central NJ	914,835	-	(47,977)	34,508	(13,469)	901,366	86.3%	87.6%

Total	1,869,972	-	(47,977)	34,508	(13,469)	1,856,503	87.7%	88.4%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of March 31, 2010	2,115,966
Total sq. ft. of properties added/sold this period	-
Total sq. ft. as of June 30, 2010	2,115,966

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Central NJ	10	34,508	20,701	13,807	3.8	17.34	1.67

Total	10	34,508	20,701	13,807	3.8	17.34	1.67

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $61,624 and commissions of $155,870 committed, but not necessarily expended, during the period for second generation space aggregating 34,508 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Leasing Statistics
(For the six months ended June 30, 2010)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/09	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/10 (c)	Pct. Leased 6/30/10	Pct. Leased 12/31/09

Northern NJ	13,271,015	(150,050)	(1,041,607)	940,968	(100,639)	13,020,326	89.7%	90.5%
Central NJ	4,852,529	-	(428,760)	364,108	(64,652)	4,787,877	89.1%	90.3%
Westchester Co., NY	4,469,979	-	(320,810)	382,348	61,538	4,531,517	94.6%	93.3%
Manhattan	524,476	-	(291,831)	-	(291,831)	232,645	44.4%	100.0%
Sub. Philadelphia	3,144,638	-	(204,321)	230,216	25,895	3,170,533	89.8%	89.1%
Fairfield, CT	532,977	-	(108,696)	106,339	(2,357)	530,620	88.8%	89.2%
Washington, DC/MD	910,869	-	(54,637)	83,849	29,212	940,081	72.7%	70.5%
Rockland Co., NY	163,316	-	(1,280)	640	(640)	162,676	90.4%	90.7%
Total	27,869,799	(150,050)	(2,451,942)	2,108,468	(343,474)	27,376,275	88.9%	90.1%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2009	30,946,453
Total sq. ft. of properties added/transferred this period	(150,050)
Total sq. ft. as of June 30, 2010	30,796,403

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring June 30, 2010 aggregating 154,534 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Leasing Statistics
(For the six months ended June 30, 2010)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	69	883,444	286,981	596,463	5.5	23.00	2.52
	Office/Flex	4	57,524	-	57,524	5.8	14.63	2.91
Central NJ	Office	37	292,719	51,895	240,824	4.7	19.37	1.94
	Office/Flex	8	71,389	21,587	49,802	7.4	18.69	4.14
Westchester Co., NY	Office	41	212,645	52,807	159,838	5.5	24.06	3.44
	Office/Flex	24	154,103	77,563	76,540	5.3	13.83	2.13
	Industrial/Warehouse	1	7,600	-	7,600	5.0	13.67	0.79
	Retail	1	8,000	8,000	-	15.0	38.10	0.44
Sub. Philadelphia	Office	18	80,295	30,341	49,954	3.2	21.75	4.10
	Office/Flex	16	149,921	52,716	97,205	4.5	9.19	1.51
Fairfield Co., CT	Office	11	22,539	6,899	15,640	3.0	20.66	2.35
	Office/Flex	3	83,800	66,000	17,800	3.0	14.27	0.48
Washington, DC/MD	Office	19	83,849	55,851	27,998	6.4	21.12	3.92
Rockland Co., NY	Office	1	640	-	640	1.0	24.00	0.20

Total		253	2,108,468	710,640	1,397,828	5.3	20.11	2.57

Detail by Property Type
	Office	196	1,576,131	484,774	1,091,357	5.3	22.27	2.69
	Office/Flex	55	516,737	217,866	298,871	5.1	13.31	2.32
	Industrial/Warehouse	1	7,600	-	7,600	5.0	13.67	0.79
	Retail	1	8,000	8,000	-	15.0	38.10	0.44

Total		253	2,108,468	710,640	1,397,828	5.3	20.11	2.57

Tenant Retention:	Leases Retained	56.0%
	Sq. Ft. Retained	57.0%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $17,878,004 and commissions of $10,377,784 committed, but not necessarily expended, during the period for second generation space aggregating 2,098,187 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Leasing Statistics
(For the six months ended June 30, 2010)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/09	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/10	Pct. Leased 6/30/10	Pct. Leased 12/31/09

Northern NJ	894,094	61,043	-	-	-	955,137	89.2%	81.8%
Central NJ	920,489	-	(89,667)	70,544	(19,123)	901,366	86.3%	88.1%

Total	1,814,583	61,043	(89,667)	70,544	(19,123)	1,856,503	87.7%	84.9%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2009	2,137,270
Total sq. ft. of properties added this period	100,010
Total sq. ft. of properties sold this period	(121,314)
Total sq. ft. as of June 30, 2010	2,115,966

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Central NJ	17	70,544	21,895	48,649	3.3	19.85	1.84

Total	17	70,544	21,895	48,649	3.3	19.85	1.84

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $117,844 and commissions of $315,067 committed, but not necessarily expended, during the period for second generation space aggregating 70,544 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area	Percentage of Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	137,254,147	22.5	6,495,715	21.1
Jersey City, NJ	118,263,221	19.3	4,317,978	14.0
Westchester-Rockland, NY	92,982,510	15.2	4,968,420	16.1
Bergen-Passaic, NJ	84,479,577	13.8	4,573,554	14.9
Philadelphia, PA-NJ	56,240,600	9.2	3,529,994	11.5
Middlesex-Somerset-Hunterdon, NJ	36,134,063	5.9	1,918,252	6.2
Washington, DC-MD-VA-WV	27,178,245	4.4	1,292,807	4.2
Monmouth-Ocean, NJ	25,044,456	4.1	1,620,863	5.3
Trenton, NJ	16,953,276	2.8	956,597	3.1
Stamford-Norwalk, CT	10,349,188	1.7	597,747	1.9
New York (Manhattan)	6,686,478	1.1	524,476	1.7

Total	611,565,761	100.0	30,796,403	100.0

(a)
Annualized base rental revenue is based on actual June 2010 billings times 12.  For leases whose rent commences after July 1, 2010, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring June 30, 2010 aggregating 154,534 square feet and representing annualized rent of $3,825,030 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	91,588,430	15.0	3,387,894	12.6
Insurance Carriers & Related Activities	58,236,309	9.5	2,375,469	8.8
Manufacturing	45,655,142	7.5	2,418,783	9.0
Telecommunications	41,593,504	6.8	2,124,066	7.9
Legal Services	37,135,986	6.1	1,413,049	5.3
Health Care & Social Assistance	28,912,261	4.7	1,393,309	5.2
Computer System Design Svcs.	26,928,623	4.4	1,303,249	4.9
Credit Intermediation & Related Activities	26,595,515	4.3	1,027,069	3.8
Scientific Research/Developmnt	21,381,830	3.5	779,580	2.9
Wholesale Trade	18,564,296	3.0	1,250,013	4.7
Accounting/Tax Prep.	17,917,760	2.9	674,807	2.5
Admin & Support, Waste Mgt. & Remediation Svcs.	16,860,169	2.8	796,781	3.0
Architectural/Engineering	16,129,375	2.6	733,032	2.7
Public Administration	15,667,747	2.6	596,433	2.2
Retail Trade	14,501,597	2.4	725,116	2.7
Other Services (except Public Administration)	13,179,393	2.2	522,304	1.9
Management/Scientific	12,419,048	2.0	502,376	1.9
Real Estate & Rental & Leasing	11,782,623	1.9	526,478	2.0
Accommodation & Food Services	11,517,906	1.9	501,945	1.9
Arts, Entertainment & Recreation	11,405,077	1.9	682,519	2.5
Advertising/Related Services	8,402,834	1.4	329,352	1.2
Construction	8,023,692	1.3	394,323	1.5
Information Services	7,919,127	1.3	294,799	1.1
Other Professional	7,026,371	1.1	310,735	1.2
Data Processing Services	6,519,872	1.1	249,591	0.9
Publishing Industries	6,127,468	1.0	245,637	0.9
Transportation	5,633,023	0.9	303,134	1.1
Utilities	5,316,017	0.9	215,395	0.8
Broadcasting	5,284,287	0.9	190,562	0.7
Educational Services	3,903,791	0.6	200,762	0.7
Other	9,436,688	1.5	397,501	1.5

Total	611,565,761	100.0	26,866,063	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS).
(b)
Annualized base rental revenue is based on actual June 2010 billings times 12.  For leases whose rent commences after July 1, 2010 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)
Includes leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring June 30, 2010 aggregating 154,534 square feet and representing annualized rent of $3,825,030 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Consolidated Portfolio Analysis (a)
(as of June 30, 2010)

Breakdown by Number of Properties

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	110	41.2%	49	18.4%	--	--	--	--	--	--	159	59.6%
New York	21	7.9%	41	15.5%	6	2.2%	2	0.7%	2	0.7%	72	27.0%
Pennsylvania	18	6.7%	--	--	--	--	--	--	--	--	18	6.7%
Connecticut	2	0.7%	5	1.9%	--	--	--	--	--	--	7	2.6%
Wash., D.C./ Maryland	10	3.7%	--	--	--	--	--	--	1	0.4%	11	4.1%
TOTALS By Type:	161	60.2%	95	35.8%	6	2.2%	2	0.7%	3	1.1%	267	100.0%

(a)	Excludes 20 properties, aggregating approximately 2.1 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Consolidated Portfolio Analysis (a)
(as of June 30, 2010)

         Breakdown by Square Footage

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand-Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	19,197,684	62.3%	2,189,531	7.1%	--	--	--	--	21,387,215	69.4%
New York	2,739,384	8.9%	2,348,812	7.6%	387,400	1.3%	17,300	0.1%	5,492,896	17.9%
Pennsylvania	2,025,738	6.5%	--	--	--	--	--	--	2,025,738	6.5%
Connecticut	324,747	1.1%	273,000	0.9%	--	--	--	--	597,747	2.0%
Wash., D.C./ Maryland	1,292,807	4.2%	--	--	--	--	--	--	1,292,807	4.2%
TOTALS By Type:	25,580,360	83.0%	4,811,343	15.6%	387,400	1.3%	17,300	0.1%	30,796,403	100.0%

(a)	Excludes 20 properties, aggregating approximately 2.1 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Consolidated Portfolio Analysis (a)
(Year ended June 30, 2010)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:
STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware-house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	$412,472	67.4%	$18,553	3.0%	--	--	--	--	--	--	$431,025	70.4%
New York	64,225	10.5%	34,350	5.6%	$3,653	0.6%	$191	0.1%	$374	0.1%	102,793	16.9%
Pennsylvania	42,234	6.9%	--	--	--	--	--	--	--	--	42,234	6.9%
Connecticut	6,387	1.0%	3,883	0.6%	--	--	--	--	--	--	10,270	1.6%
Wash., D.C./ Maryland	25,949	4.2%	--	--	--	--	--	--	153	--	26,102	4.2%
TOTALS By Type:	$551,267	90.0%	$56,786	9.2%	$3,653	0.6%	$191	0.1%	$527	0.1%	$612,424	100.0%

(a)	Excludes 20 properties, aggregating approximately 2.1 million square feet, which are not consolidated by the Company.
(b)
Total base rent for the 12 months ended June 30, 2010, determined in accordance with GAAP.  Substantially all of the leases provide for annual base rents plus recoveriesand escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Consolidated Portfolio Analysis (a) (b)
(as of June 30, 2010)

Breakdown by Percentage Leased

PROPERTY TYPE:
STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	89.7%	91.6%	--	--	89.9%
New York	82.2%	97.0%	97.8%	100.0%	89.7%
Pennsylvania	86.1%	--	--	--	86.1%
Connecticut	79.3%	100.0%	--	--	88.8%
Washington, D.C./ Maryland	72.7%	--	--	--	72.7%
WEIGHTED AVG. By Type:	87.7%	94.7%	97.8%	100.0%	88.9%

(a)	Excludes 20 properties, aggregating approximately 2.1 million square feet, which are not consolidated by the Company, and parcels of land leased to others.
(b)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future as well as leases expiring June 30, 2010 aggregating 154,534 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Property Listing Office Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	100.0	2,127	0.35	14.87
Fort Lee
One Bridge Plaza	1981	200,000	79.3	4,341	0.71	27.37
2115 Linwood Avenue	1981	68,000	53.7	953	0.16	26.10
Little Ferry
200 Riser Road	1974	286,628	100.0	2,079	0.34	7.25
Lyndhurst
210 Clay Avenue	1981	121,203	89.1	2,518	0.41	23.32
Montvale
95 Chestnut Ridge Road	1975	47,700	0.0	406	0.07	0.00
135 Chestnut Ridge Road	1981	66,150	88.3	1,388	0.23	23.76
Paramus
15 East Midland Avenue	1988	259,823	80.5	4,859	0.79	23.23
140 East Ridgewood Avenue	1981	239,680	92.2	4,992	0.82	22.59
461 From Road	1988	253,554	98.6	6,095	1.00	24.38
650 From Road	1978	348,510	76.4	6,572	1.07	24.68
61 South Paramus Road	1985	269,191	67.9	6,120	1.00	33.48
Rochelle Park
120 West Passaic Street	1972	52,000	99.6	1,402	0.23	27.07
365 West Passaic Street	1976	212,578	96.1	4,309	0.70	21.09
395 West Passaic Street	1979	100,589	100.0	2,448	0.40	24.34
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.22	15.72
10 Mountainview Road	1986	192,000	74.7	3,176	0.52	22.14
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.32	21.86
470 Chestnut Ridge Road	1987	52,500	100.0	1,236	0.20	23.54
530 Chestnut Ridge Road	1986	57,204	80.2	861	0.14	18.77
50 Tice Boulevard	1984	235,000	92.7	6,016	0.98	27.62
300 Tice Boulevard	1991	230,000	96.0	5,419	0.88	24.54

BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	100.0	1,718	0.28	23.22
228 Strawbridge Drive	1984	74,000	100.0	1,853	0.30	25.04
232 Strawbridge Drive	1986	74,258	98.8	1,474	0.24	20.09

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	100.0	7,204	1.18	29.11
Roseland
4 Becker Farm Road	1983	281,762	97.1	6,614	1.08	24.17
5 Becker Farm Road	1982	118,343	89.8	2,533	0.41	23.84
6 Becker Farm Road	1982	129,732	92.0	3,124	0.51	26.17
101 Eisenhower Parkway	1980	237,000	90.4	5,103	0.83	23.82
103 Eisenhower Parkway	1985	151,545	65.9	2,293	0.37	22.96
105 Eisenhower Parkway	2001	220,000	96.3	5,069	0.83	23.93
75 Livingston Avenue	1985	94,221	59.4	1,368	0.22	24.44
85 Livingston Avenue	1985	124,595	84.8	2,713	0.44	25.68

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	100.0	11,353	1.85	28.38
Harborside Financial Center Plaza 2	1990	761,200	100.0	18,874	3.08	24.80
Harborside Financial Center Plaza 3	1990	725,600	95.7	20,845	3.40	30.02
Harborside Financial Center Plaza 4-A	2000	207,670	100.0	6,149	1.00	29.61
Harborside Financial Center Plaza 5	2002	977,225	99.7	36,323	5.94	37.28
101 Hudson Street	1992	1,246,283	97.4	31,719	5.18	26.13

MERCER COUNTY, NEW JERSEY
Hamilton Township
3 AAA Drive	1981	35,270	68.7	550	0.09	22.70
2 South Gold Drive	1974	33,962	64.5	483	0.08	22.05
600 Horizon Drive	2002	95,000	100.0	1,373	0.22	14.45
700 Horizon Drive	2007	120,000	100.0	2,459	0.40	20.49
Princeton
103 Carnegie Center	1984	96,000	87.0	2,134	0.35	25.55
2 Independence Way	1981	67,401	100.0	1,521	0.25	22.57
3 Independence Way	1983	111,300	91.8	2,016	0.33	19.73
100 Overlook Center	1988	149,600	100.0	5,038	0.82	33.68
5 Vaughn Drive	1987	98,500	85.4	2,347	0.38	27.90

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	353	0.06	8.83
Edison
343 Thornall Street (c)	1991	195,709	100.0	4,118	0.67	21.04
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,343	0.38	14.64
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,685	0.28	14.65
30 Knightsbridge Road, Bldg. 5	1977	332,607	80.8	4,930	0.80	18.34
30 Knightsbridge Road, Bldg. 6	1977	72,743	63.8	206	0.03	4.44
Plainsboro
500 College Road East	1984	158,235	10.4	505	0.08	30.69
Woodbridge
581 Main Street	1991	200,000	93.1	5,127	0.84	27.53

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way	1989	44,524	40.5	390	0.06	21.63
3 Paragon Way	1991	66,898	64.3	947	0.15	22.02
4 Paragon Way	2002	63,989	30.8	756	0.12	38.36
100 Willowbrook Road	1988	60,557	86.2	1,300	0.21	24.90
Holmdel
23 Main Street	1977	350,000	100.0	4,012	0.66	11.46
Middletown
One River Centre Bldg. 1	1983	122,594	97.0	3,077	0.50	25.88
One River Centre Bldg. 2	1983	120,360	82.8	2,737	0.45	27.46
One River Centre Bldg. 3 and 4	1984	214,518	88.4	4,433	0.72	23.38
Neptune
3600 Route 66	1989	180,000	100.0	2,400	0.39	13.33
Wall Township
1305 Campus Parkway	1988	23,350	92.4	455	0.07	21.09
1350 Campus Parkway	1990	79,747	99.9	1,524	0.25	19.13

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	77.6	2,826	0.46	21.66
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,579	0.26	21.05
201 Littleton Road	1979	88,369	77.1	1,574	0.26	23.10
Morris Township
412 Mt. Kemble Avenue	1986	475,100	49.7	4,855	0.79	20.56
Parsippany
4 Campus Drive	1983	147,475	91.8	3,177	0.52	23.47
6 Campus Drive	1983	148,291	97.8	3,093	0.51	21.33
7 Campus Drive	1982	154,395	55.4	1,774	0.29	20.74
8 Campus Drive	1987	215,265	100.0	6,037	0.99	28.04
9 Campus Drive	1983	156,495	66.2	2,580	0.42	24.90
4 Century Drive	1981	100,036	72.3	1,611	0.26	22.27
5 Century Drive	1981	79,739	77.1	1,352	0.22	21.99
6 Century Drive	1981	100,036	94.7	1,742	0.28	18.39
2 Dryden Way	1990	6,216	100.0	99	0.02	15.93
4 Gatehall Drive	1988	248,480	94.4	6,397	1.04	27.27
2 Hilton Court	1991	181,592	100.0	6,528	1.07	35.95
1633 Littleton Road	1978	57,722	100.0	1,131	0.18	19.59
600 Parsippany Road	1978	96,000	83.8	1,504	0.25	18.70
1 Sylvan Way	1989	150,557	60.3	804	0.13	8.86
4 Sylvan Way	1984	105,135	100.0	1,929	0.31	18.35
5 Sylvan Way	1989	151,383	90.7	3,323	0.54	24.20
7 Sylvan Way	1987	145,983	100.0	3,219	0.53	22.05
22 Sylvan Way	2009	249,409	100.0	5,959	0.97	23.89
20 Waterview Boulevard	1988	225,550	100.0	4,667	0.76	20.69
35 Waterview Boulevard	1990	172,498	100.0	3,538	0.58	20.51
5 Wood Hollow Road	1979	317,040	73.1	4,762	0.78	20.55

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	80.4	1,368	0.22	22.69
Totowa
999 Riverview Drive	1988	56,066	76.7	928	0.15	21.58

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	100.0	1,059	0.17	21.61
233 Mt. Airy Road	1987	66,000	100.0	1,315	0.21	19.92
Bernards
106 Allen Road	2000	132,010	99.7	3,018	0.49	22.93
Branchburg
51 Imclone Drive	1986	63,213	100.0	344	0.06	5.44
Bridgewater
721 Route 202/206	1989	192,741	81.2	3,678	0.60	23.50
Warren
10 Independence Boulevard	1988	120,528	100.0	3,336	0.54	27.68

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	99.1	4,687	0.77	25.91

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)

Cranford
6 Commerce Drive	1973	56,000	85.7	1,020	0.17	21.25
11 Commerce Drive	1981	90,000	95.5	2,024	0.33	23.55
12 Commerce Drive	1967	72,260	84.7	869	0.14	14.20
14 Commerce Drive	1971	67,189	71.3	1,087	0.18	22.69
20 Commerce Drive	1990	176,600	98.8	4,288	0.70	24.58
25 Commerce Drive	1971	67,749	95.8	1,422	0.23	21.91
65 Jackson Drive	1984	82,778	100.0	1,880	0.31	22.71
New Providence
890 Mountain Avenue	1977	80,000	91.4	1,809	0.30	24.74

Total New Jersey Office		19,197,684	89.7	412,472	67.31	23.94

NEW YORK COUNTY, NEW YORK
New York
125 Broad Street	1970	524,476	44.4	14,919	2.44	64.07

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	90.4	3,699	0.60	22.73

WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	94.6	1,095	0.18	19.29
101 Executive Boulevard	1971	50,000	30.0	436	0.07	29.07
555 Taxter Road	1986	170,554	77.8	3,494	0.57	26.33
565 Taxter Road	1988	170,554	91.2	4,035	0.66	25.94
570 Taxter Road	1972	75,000	74.8	1,291	0.21	23.01
Hawthorne
1 Skyline Drive	1980	20,400	99.0	322	0.05	15.94
2 Skyline Drive	1987	30,000	100.0	97	0.02	3.23
7 Skyline Drive	1987	109,000	100.0	2,754	0.45	25.27
17 Skyline Drive	1989	85,000	100.0	1,630	0.27	19.18
19 Skyline Drive	1982	248,400	100.0	4,036	0.66	16.25
Tarrytown
200 White Plains Road	1982	89,000	82.7	1,514	0.25	20.57
220 White Plains Road	1984	89,000	81.6	1,748	0.29	24.07
White Plains
1 Barker Avenue	1975	68,000	94.0	1,711	0.28	26.77
3 Barker Avenue	1983	65,300	98.3	1,786	0.29	27.82
50 Main Street	1985	309,000	97.5	9,913	1.62	32.90
11 Martine Avenue	1987	180,000	89.2	4,133	0.67	25.74
1 Water Street	1979	45,700	100.0	1,093	0.18	23.92
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,976	0.49	26.57
3 Executive Boulevard	1987	58,000	92.7	1,543	0.25	28.70

Total New York Office		2,739,384	82.2	64,225	10.50	28.52

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	92.2	1,523	0.25	27.22
1055 Westlakes Drive	1990	118,487	96.8	2,871	0.47	25.03
1205 Westlakes Drive	1988	130,265	87.6	3,162	0.52	27.71

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)

1235 Westlakes Drive	1986	134,902	96.8	3,044	0.50	23.31

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,881	0.47	30.33
200 Stevens Drive	1987	208,000	100.0	6,329	1.03	30.43
300 Stevens Drive	1992	68,000	94.8	1,376	0.22	21.35
Media
1400 Providence Road – Center I	1986	100,000	97.3	2,153	0.35	22.13
1400 Providence Road – Center II	1990	160,000	95.0	3,597	0.59	23.66
MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road	1981	125,783	96.7	2,973	0.49	24.44
Blue Bell
4 Sentry Park	1982	63,930	78.8	997	0.16	19.79
5 Sentry Park East	1984	91,600	58.5	1,026	0.17	19.15
5 Sentry Park West	1984	38,400	31.5	253	0.04	20.92
16 Sentry Park West	1988	93,093	83.5	1,962	0.32	25.24
18 Sentry Park West	1988	95,010	96.5	2,122	0.35	23.14
King of Prussia
2200 Renaissance Boulevard	1985	174,124	62.7	2,346	0.38	21.49
Lower Providence
1000 Madison Avenue	1990	100,700	65.6	914	0.15	13.84
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	76.9	2,705	0.44	20.97

Total Pennsylvania Office		2,025,738	86.1	42,234	6.90	24.22

FAIRFIELD COUNTY, CONNECTICUT
Norwalk
40 Richards Avenue	1985	145,487	69.0	2,462	0.40	24.53
Stamford
1266 East Main Street	1984	179,260	87.7	3,925	0.64	24.97

Total Connecticut Office		324,747	79.3	6,387	1.04	24.79

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	100.0	6,841	1.12	40.35
1400 L Street, NW	1987	159,000	100.0	5,875	0.96	36.95

Total District of Columbia Office		328,549	100.0	12,716	2.08	38.70

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road	1973	38,690	100.0	910	0.15	23.52
6301 Ivy Lane	1979	112,003	73.9	1,828	0.30	22.09
6303 Ivy Lane	1980	112,047	73.0	1,701	0.28	20.80
6305 Ivy Lane	1982	112,022	73.4	1,687	0.28	20.52
6404 Ivy Lane	1987	165,234	59.0	1,501	0.25	15.40
6406 Ivy Lane	1991	163,857	0.0	0	0.00	0.00
6411 Ivy Lane	1984	138,405	87.1	2,861	0.47	23.73

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)

Lanham
4200 Parliament Place	1989	122,000	88.5	2,745	0.45	25.42

Total Maryland Office		964,258	63.4	13,233	2.18	21.64

TOTAL OFFICE PROPERTIES		25,580,360	87.7	551,267	90.01	24.59

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Property Listing Office/Flex Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)
BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	100.0	551	0.09	8.54
5 Terri Lane	1992	74,555	100.0	489	0.08	6.56
Moorestown
2 Commerce Drive	1986	49,000	85.4	258	0.04	6.17
101 Commerce Drive	1988	64,700	100.0	275	0.04	4.25
102 Commerce Drive	1987	38,400	100.0	235	0.04	6.12
201 Commerce Drive	1986	38,400	100.0	207	0.03	5.39
202 Commerce Drive	1988	51,200	75.0	242	0.04	6.30
1 Executive Drive	1989	20,570	81.1	159	0.03	9.53
2 Executive Drive	1988	60,800	90.3	453	0.07	8.25
101 Executive Drive	1990	29,355	99.7	306	0.05	10.46
102 Executive Drive	1990	64,000	100.0	474	0.08	7.41
225 Executive Drive	1990	50,600	79.1	196	0.03	4.90
97 Foster Road	1982	43,200	100.0	153	0.02	3.54
1507 Lancer Drive	1995	32,700	100.0	134	0.02	4.10
1245 North Church Street	1998	52,810	100.0	256	0.04	4.85
1247 North Church Street	1998	52,790	58.1	224	0.04	7.30
1256 North Church Street	1984	63,495	100.0	450	0.07	7.09
840 North Lenola Road	1995	38,300	100.0	370	0.06	9.66
844 North Lenola Road	1995	28,670	100.0	177	0.03	6.17
915 North Lenola Road	1998	52,488	100.0	296	0.05	5.64
2 Twosome Drive	2000	48,600	100.0	450	0.07	9.26
30 Twosome Drive	1997	39,675	89.9	282	0.05	7.91
31 Twosome Drive	1998	84,200	100.0	483	0.08	5.74
40 Twosome Drive	1996	40,265	100.0	274	0.04	6.80
41 Twosome Drive	1998	43,050	77.7	199	0.03	5.95
50 Twosome Drive	1997	34,075	100.0	257	0.04	7.54

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	125	0.02	5.79

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	215	0.04	16.20
200 Horizon Drive	1991	45,770	100.0	559	0.09	12.21
300 Horizon Drive	1989	69,780	100.0	1,132	0.18	16.22
500 Horizon Drive	1990	41,205	88.7	481	0.08	13.16

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	655	0.11	18.71
1340 Campus Parkway	1992	72,502	100.0	920	0.15	12.69
1345 Campus Parkway	1995	76,300	85.4	849	0.14	13.03
1433 Highway 34	1985	69,020	82.7	510	0.08	8.93
1320 Wyckoff Avenue	1986	20,336	100.0	222	0.04	10.92
1324 Wyckoff Avenue	1987	21,168	81.2	200	0.03	11.64

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)
PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	46.2	339	0.06	18.83
2 Center Court	1998	30,600	99.3	396	0.06	13.03
11 Commerce Way	1989	47,025	100.0	591	0.10	12.57
20 Commerce Way	1992	42,540	70.8	339	0.06	11.26
29 Commerce Way	1990	48,930	100.0	687	0.11	14.04
40 Commerce Way	1987	50,576	43.5	351	0.06	15.95
45 Commerce Way	1992	51,207	96.4	477	0.08	9.66
60 Commerce Way	1988	50,333	100.0	622	0.10	12.36
80 Commerce Way	1996	22,500	100.0	261	0.04	11.60
100 Commerce Way	1996	24,600	66.9	285	0.05	17.32
120 Commerce Way	1994	9,024	100.0	122	0.02	13.52
140 Commerce Way	1994	26,881	89.3	365	0.06	15.21

Total New Jersey Office/Flex		2,189,531	91.6	18,553	3.02	9.25

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	72.8	386	0.06	16.67
75 Clearbrook Road	1990	32,720	100.0	464	0.08	14.18
125 Clearbrook Road	2002	33,000	100.0	712	0.12	21.58
150 Clearbrook Road	1975	74,900	100.0	969	0.16	12.94
175 Clearbrook Road	1973	98,900	100.0	1,495	0.24	15.12
200 Clearbrook Road	1974	94,000	91.8	792	0.13	9.18
250 Clearbrook Road	1973	155,000	97.3	1,448	0.24	9.60
50 Executive Boulevard	1969	45,200	88.3	465	0.08	11.65
77 Executive Boulevard	1977	13,000	100.0	252	0.04	19.38
85 Executive Boulevard	1968	31,000	99.4	577	0.09	18.73
300 Executive Boulevard	1970	60,000	100.0	731	0.12	12.18
350 Executive Boulevard	1970	15,400	98.8	233	0.04	15.31
399 Executive Boulevard	1962	80,000	100.0	1,038	0.17	12.98
400 Executive Boulevard	1970	42,200	63.5	495	0.08	18.47
500 Executive Boulevard	1970	41,600	100.0	708	0.12	17.02
525 Executive Boulevard	1972	61,700	100.0	1,068	0.17	17.31
1 Westchester Plaza	1967	25,000	100.0	344	0.06	13.76
2 Westchester Plaza	1968	25,000	100.0	542	0.09	21.68
3 Westchester Plaza	1969	93,500	99.3	966	0.16	10.40
4 Westchester Plaza	1969	44,700	92.8	427	0.07	10.29
5 Westchester Plaza	1969	20,000	100.0	276	0.05	13.80
6 Westchester Plaza	1968	20,000	100.0	316	0.05	15.80
7 Westchester Plaza	1972	46,200	100.0	755	0.12	16.34
8 Westchester Plaza	1971	67,200	100.0	994	0.16	14.79
Hawthorne
200 Saw Mill River Road	1965	51,100	92.0	617	0.10	13.12
4 Skyline Drive	1987	80,600	94.5	1,367	0.22	17.95
5 Skyline Drive	1980	124,022	99.3	1,644	0.27	13.35
6 Skyline Drive	1980	44,155	100.0	136	0.02	3.08
8 Skyline Drive	1985	50,000	92.7	926	0.15	19.98
10 Skyline Drive	1985	20,000	84.4	305	0.05	18.07

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)
11 Skyline Drive	1989	45,000	100.0	803	0.13	17.84
12 Skyline Drive	1999	46,850	100.0	682	0.11	14.56
15 Skyline Drive	1989	55,000	100.0	1,197	0.20	21.76
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,505	0.25	19.63
200 Corporate Boulevard South	1990	84,000	99.8	1,535	0.25	18.31
4 Executive Plaza	1986	80,000	100.0	1,393	0.23	17.41
6 Executive Plaza	1987	80,000	97.4	1,529	0.25	19.62
1 Odell Plaza	1980	106,000	99.9	1,325	0.22	12.51
3 Odell Plaza	1984	71,065	100.0	1,596	0.26	22.46
5 Odell Plaza	1983	38,400	89.2	576	0.09	16.82
7 Odell Plaza	1984	42,600	99.6	761	0.12	17.94

Total New York Office/Flex		2,348,812	97.0	34,350	5.62	15.07

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,363	0.22	15.49
500 West Avenue	1988	25,000	100.0	433	0.07	17.32
550 West Avenue	1990	54,000	100.0	856	0.14	15.85
600 West Avenue	1999	66,000	100.0	545	0.09	8.26
650 West Avenue	1998	40,000	100.0	686	0.11	17.15

Total Connecticut Office/Flex		273,000	100.0	3,883	0.63	14.22

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	94.7	56,786	9.27	12.47

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Property Listing Industrial/Warehouse, Retail and Land Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/10 (%) (a)	2010 Base Rent ($000’s) (b) (c)	Percentage Of Total 2010 Base Rent %	2010 Average Base Rent Per Sq. Ft. ($) (c) (d)

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	96	0.02	14.55
2 Warehouse Lane	1957	10,900	100.0	170	0.03	15.60
3 Warehouse Lane	1957	77,200	100.0	363	0.06	4.70
4 Warehouse Lane	1957	195,500	96.7	1,540	0.25	8.15
5 Warehouse Lane	1957	75,100	97.1	953	0.16	13.07
6 Warehouse Lane	1982	22,100	100.0	531	0.09	24.03

Total Industrial/Warehouse Properties		387,400	97.8	3,653	0.61	9.64

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	172	0.03	18.49
Yonkers
2 Executive Boulevard	1986	8,000	100.0	19	0.00	2.38

Total Retail Properties		17,300	100.0	191	0.03	11.04

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	--	--	--	189	0.03	--
Yonkers
1 Enterprise Boulevard	--	--	--	185	0.03	--

Total New York Land Leases		--	--	374	0.06	--

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
Capital Office Park Parcel A	--	--	--	153	0.02	--

Total Maryland Land Leases		--	--	153	0.02	--

Total Land Leases		--	--	527	0.08	--

TOTAL PROPERTIES		30,796,403	88.9	612,424	100.00	22.37

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring June 30, 2010 aggregating 154,534 square feet (representing 0.5 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)
Total base rent for the 12 months ended June 30, 2010, determined in accordance with generally accepted accounting principles (“GAAP”).  Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)	Excludes space leased by the Company.
(d)	Base rent for the 12 months ended June 30, 2010, divided by net rentable square feet leased at June 30, 2010.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Properties as of June 30, 2010, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
National Union Fire Insurance Company of Pittsburgh, PA	3	12,504,019	1.9	472,651	1.7	(b)
DB Services New Jersey, Inc.	2	10,905,426	1.8	402,068	1.5	2017
Wyndham Worldwide Operations	2	9,156,368	1.4	395,392	1.5	(c)
United States of America-GSA	12	9,127,542	1.4	290,598	1.1	(d)
New Cingular Wireless PCS, LLC	3	9,032,132	1.4	405,530	1.5	(e)
Keystone Mercy Health Plan	2	8,867,108	1.4	303,149	1.1	2020
Prentice-Hall, Inc.	1	8,643,699	1.4	474,801	1.8	2014
Forest Research Institute, Inc.	1	8,271,398	1.4	215,659	0.8	2017
AT&T Corp.	2	7,934,132	1.3	395,528	1.5	(f)
ICAP Securities USA, LLC	1	6,304,775	1.0	159,834	0.6	2017
Toys 'R' Us – NJ, Inc.	1	6,152,682	1.0	242,518	0.9	2012
Daiichi Sankyo, Inc.	2	5,921,268	1.0	180,807	0.7	(g)
TD Ameritrade Online Holdings	1	5,830,626	1.0	184,222	0.7	2015
Credit Suisse (USA), Inc.	1	5,212,307	0.9	153,464	0.6	(h)
Merrill Lynch Pierce Fenner	1	5,001,213	0.8	294,189	1.1	2017
Montefiore Medical Center	5	4,901,818	0.8	222,670	0.8	(i)
IBM Corporation	2	4,804,821	0.8	292,304	1.1	(j)
National Financial Services	1	4,798,621	0.8	112,964	0.4	2012
KPMG, LLP	3	4,755,057	0.8	176,659	0.7	(k)
Allstate Insurance Company	8	4,701,341	0.8	221,156	0.8	(l)
J.H. Cohn, LLP	1	4,172,832	0.7	154,035	0.6	2020
Morgan Stanley Smith Barney	4	4,054,714	0.7	142,530	0.5	(m)
Vonage America, Inc.	1	4,011,000	0.7	350,000	1.3	2017
Bank Of Tokyo-Mitsubishi, Ltd.	1	3,872,785	0.6	137,076	0.5	2019
Lehman Brothers Holdings, Inc.	1	3,711,906	0.6	137,800	0.5	(n)
Arch Insurance Company	1	3,685,118	0.6	106,815	0.4	2024
Morgan Stanley & Co., Inc.	1	3,674,040	0.6	306,170	1.1	2013
American Institute of Certified Public Accountants	1	3,455,040	0.6	142,953	0.5	2012
Oppenheimer & Co., Inc.	1	3,269,465	0.5	118,871	0.4	(o)
E*Trade Financial Corporation	1	3,124,160	0.5	106,573	0.4	2022
Dow Jones & Company, Inc.	1	3,057,773	0.5	92,312	0.3	2012
Shaw Facilities, Inc.	3	2,992,248	0.5	141,172	0.5	(p)
SunAmerica Asset Management	1	2,958,893	0.5	69,621	0.3	2018
United States Life Insurance Co.	1	2,880,000	0.5	180,000	0.7	2013
Tullett Prebon Holdings Corp.	1	2,863,412	0.5	113,041	0.4	(q)
HQ Global Workplaces, LLC	7	2,801,019	0.5	133,209	0.5	(r)
High Point Safety & Insurance	2	2,794,113	0.5	116,889	0.4	2020
Paychex North America, Inc.	4	2,664,664	0.4	122,674	0.5	(s)
Connell Foley, LLP	2	2,572,383	0.4	97,822	0.4	2015
Regus Business Centre Corp.	2	2,568,079	0.4	79,805	0.3	2011
AAA Mid-Atlantic, Inc.	2	2,535,780	0.4	129,784	0.5	(t)
New Jersey Turnpike Authority	1	2,530,631	0.4	100,223	0.4	2017
Tradeweb Markets, LLC	1	2,490,140	0.4	64,976	0.2	2017
Movado Group, Inc	1	2,449,828	0.4	90,050	0.3	2013
Savvis Communications Corporation	1	2,430,116	0.4	71,474	0.3	2015
Lowenstein Sandler, P.C.	1	2,417,586	0.4	98,677	0.4	2017
Natixis North America, Inc.	1	2,408,679	0.4	83,629	0.3	2021
Sony Music Entertainment	1	2,359,986	0.4	97,653	0.4	2014
Nextel of New York, Inc.	2	2,220,750	0.4	97,230	0.4	(u)
Rothstein, Kass & Company, P.C.	1	2,216,300	0.4	88,652	0.3	2017

Total		232,069,793	37.9	9,367,879	34.9
See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Significant Tenants

(Continued)

(a)
Annualized base rental revenue is based on actual June 2010 billings times 12.  For leases whose rent commences after July 1, 2010, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	69,944 square feet expire in 2012; 14,056 square feet expire in 2013; 271,533 square feet expire in 2018; 117,118 square feet expire 2019.
(c)	145,983 square feet expire in 2011; 249,409 square feet expire in 2024.
(d)
11,825 square feet expire in 2010; 9,901 square feet expire in 2011; 11,216 square feet expire in 2012; 65,438 square feet expire in 2013; 4,879 square feet expire in 2014; 180,729 square feet expire in 2015; 6,610 square feet expire in 2017.

(e)	333,145 square feet expire in 2013; 72,385 square feet expire in 2014.
(f)	120,528 square feet expire in 2011; 275,000 square feet expire in 2014.
(g)	8,907 square feet expire in 2013; 171,900 square feet expire in 2022.
(h)	71,511 square feet expire in 2011; 81,953 square feet expire in 2012.
(i)
5,850 square feet expire in 2014; 7,200 square feet expire in 2016; 30,872 square feet expire in 2017; 36,385 square feet expire in 2018; 133,763 square feet expire in 2019; 8,600 square feet expire in 2020.

(j)	248,399 square feet expire in 2012; 43,905 square feet expire in 2013.
(k)	77,381 square feet expire in 2012; 53,409 square feet expire in 2019; 45,869 square feet expire in 2020.
(l)
10,234 square feet expire in 2010; 60,699 square feet expire in 2011; 29,005 square feet expire in 2013; 4,456 square feet expire in 2014; 5,348 square feet expire in 2015; 4,014 square feet expire in 2016; 53,983 square feet expire in 2017; 53,417 square feet expire in 2018.

(m)	26,834 square feet expire in 2014; 29,654 square feet expire in 2015; 63,260 square feet expire in 2016; 22,782 square feet expire in 2018.
(n)	63,686 square feet expire in 2010; 74,114 square feet expire in 2012.
(o)	104,008 square feet expire in 2013; 14,863 square feet expire in 2017.
(p)	39,060 square feet expire in 2013; 102,112 square feet expire in 2015.
(q)	12,282 square feet expire in 2011; 100,759 square feet expire in 2023.
(r)
22,064 square feet expire in 2013; 22,279 square feet expire in 2015; 33,649 square feet expire in 2018; 19,485 square feet expire in 2019; 21,008 square feet expire in 2020; 14,724 square feet expire in 2021.

(s)	50,478 square feet expire in 2010; 30,156 square feet expire in 2013; 42,040 square feet expire in 2021.
(t)	9,784 square feet expire in 2017; 120,000 square feet expire in 2022.
(u)	12,056 square feet expire in 2010; 30,087 square feet expire in 2011; 35,000 square feet expire in 2014; 20,087 square feet expire in 2016.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning July 1, 2010, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2010 through 2012 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2010 (c)
Northern NJ	54	500,507	1.8	12,594,815	25.16	2.0
Central NJ	28	144,394	0.5	3,389,003	23.47	0.6
Westchester Co., NY	41	123,298	0.5	2,612,272	21.19	0.4
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	15	64,128	0.2	1,191,701	18.58	0.2
Fairfield, CT	3	10,800	(d)	153,813	14.24	(d)
Washington, DC/MD	11	46,480	0.2	1,557,046	33.50	0.2
Rockland Co., NY	3	5,382	(d)	126,175	23.44	(d)
TOTAL – 2010	155	894,989	3.2	21,624,825	24.16	3.4

2011
Northern NJ	111	946,876	3.5	23,560,602	24.88	3.8
Central NJ	66	577,109	2.2	14,588,357	25.28	2.4
Westchester Co., NY	108	521,539	1.9	11,412,560	21.88	1.9
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	80	654,385	2.4	11,693,080	17.87	1.9
Fairfield, CT	19	102,339	0.4	2,969,614	29.02	0.5
Washington, DC/MD	14	75,920	0.3	2,192,423	28.88	0.4
Rockland Co., NY	6	8,313	(d)	213,710	25.71	(d)
TOTAL – 2011	404	2,886,481	10.7	66,630,346	23.08	10.9

2012
Northern NJ	120	1,544,852	5.7	42,711,209	27.65	6.9
Central NJ	49	428,635	1.6	9,777,388	22.81	1.6
Westchester Co., NY	88	441,197	1.6	8,974,567	20.34	1.5
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	56	410,684	1.5	5,891,415	14.35	1.0
Fairfield, CT	7	24,668	0.1	664,084	26.92	0.1
Washington, DC/MD	22	115,049	0.4	3,477,435	30.23	0.6
Rockland Co., NY	3	9,329	(d)	245,878	26.36	(d)
TOTAL – 2012	345	2,974,414	10.9	71,741,976	24.12	11.7

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)		Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2013	348	3,609,903	13.4		76,213,028	21.11	12.5

2014	288	2,968,000	11.1		64,212,209	21.63	10.5

2015	263	3,337,194	12.4		74,617,034	22.36	12.2

2016	139	1,736,956	6.5		37,988,585	21.87	6.2

2017	116	2,736,234	10.2		65,126,909	23.80	10.7

2018	77	1,517,341	5.7		35,532,893	23.42	5.8

2019	51	1,037,592	3.9		22,380,150	21.57	3.7

2020	49	1,071,643	4.1		23,647,265	22.07	3.9

2021 and thereafter	55	2,095,316	7.9		51,850,541	24.75	8.5
Total/
Weighted Average	2,290	26,866,063	(c) (e)	100.0	611,565,761	22.76	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual June 2010 billings times 12.  For leases whose rent commences after July 1, 2010, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring June 30, 2010 aggregating 154,534 square feet and representing annualized rent of $3,825,030 for which no new leases were signed.
(d)	Represents less than .05%
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	26,866,063
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	510,212
Square footage unleased	3,420,128
Total net rentable square footage (does not include land leases)	30,796,403

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning July 1, 2010, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2010 through 2012 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2010 (c)
Northern NJ	46	442,408	1.9	11,850,268	26.79	2.0
Central NJ	24	98,006	0.5	2,670,676	27.25	0.5
Westchester Co., NY	22	62,070	0.3	1,627,814	26.23	0.3
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	12	45,028	0.2	1,038,501	23.06	0.2
Fairfield Co., CT	2	3,800	(d)	90,813	23.90	(d)
Washington, DC/MD	11	46,480	0.2	1,557,046	33.50	0.3
Rockland Co., NY	3	5,382	(d)	126,175	23.44	(d)
TOTAL – 2010	120	703,174	3.1	18,961,293	26.97	3.3

2011
Northern NJ	107	917,302	4.1	23,140,103	25.23	4.3
Central NJ	59	552,961	2.5	14,240,598	25.75	2.6
Westchester Co., NY	67	273,573	1.3	7,665,228	28.02	1.4
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	55	383,094	1.8	9,796,197	25.57	1.8
Fairfield Co., CT	19	102,339	0.5	2,969,614	29.02	0.5
Washington, DC/MD	14	75,920	0.4	2,192,423	28.88	0.4
Rockland Co., NY	6	8,313	(d)	213,710	25.71	(d)
TOTAL – 2011	327	2,313,502	10.6	60,217,873	26.03	11.0

2012
Northern NJ	107	1,455,843	6.8	41,393,837	28.43	7.7
Central NJ	43	381,227	1.7	9,203,275	24.14	1.7
Westchester Co., NY	49	162,128	0.7	4,267,226	26.32	0.8
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	36	170,174	0.8	4,038,470	23.73	0.7
Fairfield Co., CT	7	24,668	0.1	664,084	26.92	0.1
Washington, DC/MD	22	115,049	0.5	3,477,435	30.23	0.6
Rockland Co., NY	3	9,329	(d)	245,878	26.36	(d)
TOTAL – 2012	267	2,318,418	10.6	63,290,205	27.30	11.6

2013	262	2,682,897	12.2	63,045,743	23.50	11.5

2014	231	2,348,695	10.7	56,737,369	24.16	10.4

2015	222	2,994,189	13.7	70,496,255	23.54	12.9

2016	116	1,417,706	6.5	33,044,776	23.31	6.1

2017	92	2,482,650	11.3	61,526,348	24.78	11.3

2018	50	1,065,247	4.9	29,452,296	27.65	5.4

2019	35	685,593	3.1	17,299,898	25.23	3.2

2020	38	898,095	4.1	21,557,120	24.00	4.0

2021 and thereafter	48	2,014,618	9.2	50,608,356	25.12	9.3
Totals/Weighted Average	1,808	21,924,784 (c)	100.0	546,237,532	24.91	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual June 2010 billings times 12.  For leases whose rent commences after July 1, 2010, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring June 30, 2010 aggregating 99,192 square feet and representing annualized rent of $2,820,486 for which no new leases were signed.
(d)	Represents 0.05% or less.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning July 1, 2010, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2010 through 2012 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2010 (c)
Northern NJ	8	58,099	1.3	744,547	12.82	1.1
Central NJ	4	46,388	1.0	718,327	15.49	1.2
Westchester Co., NY	18	56,278	1.2	895,358	15.91	1.5
Sub. Philadelphia	3	19,100	0.4	153,200	8.02	0.3
Fairfield Co., CT	1	7,000	0.1	63,000	9.00	0.1
TOTAL – 2010	34	186,865	4.0	2,574,432	13.78	4.2

2011
Northern NJ	4	29,574	0.7	420,499	14.22	0.7
Central NJ	7	24,148	0.5	347,759	14.40	0.6
Westchester Co., NY	40	236,166	5.2	3,617,532	15.32	6.0
Sub. Philadelphia	25	271,291	6.0	1,896,883	6.99	3.1
Fairfield Co., CT	-	-	-	-	-	-
TOTAL – 2011	76	561,179	12.4	6,282,673	11.20	10.4

2012
Northern NJ	13	89,009	2.0	1,317,372	14.80	2.1
Central NJ	6	47,408	1.0	574,113	12.11	1.0
Westchester Co., NY	38	272,431	6.0	4,634,323	17.01	7.6
Sub. Philadelphia	20	240,510	5.3	1,852,945	7.70	3.1
Fairfield Co., CT	-	-	-	-	-	-
TOTAL – 2012	77	649,358	14.3	8,378,753	12.90	13.8

2013	75	772,701	17.0	11,764,703	15.23	19.4

2014	53	579,460	12.8	6,671,130	11.51	11.0

2015	40	315,005	6.9	3,784,779	12.01	6.2

2016	22	311,650	6.9	4,845,009	15.55	8.0

2017	24	253,584	5.6	3,600,561	14.20	5.9

2018	26	317,012	7.0	4,650,597	14.67	7.7

2019	16	351,999	7.7	5,080,252	14.43	8.4

2020	11	173,548	3.8	2,090,145	12.04	3.4

2021 and thereafter	6	72,698	1.6	970,185	13.35	1.6
Totals/Weighted
Average	460	4,545,059	(c) 100.0	60,693,219	13.35	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual June 2010 billings times 12.  For leases whose rent commences after July 1, 2010, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(c)	Includes leases expiring June 30, 2010 aggregating 55,342 square feet and representing annualized rent of $1,004,544 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning July 1, 2010, assuming that none of the tenants exercise renewal or termination options.  All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2010	1	4,950	1.3	89,100	18.00	2.1

2011	1	11,800	3.1	129,800	11.00	3.1

2012	1	6,638	1.8	73,018	11.00	1.7

2013	11	154,305	40.7	1,402,582	9.09	33.5

2014	3	30,545	8.1	628,710	20.58	15.0

2015	1	28,000	7.4	336,000	12.00	8.0

2016	1	7,600	2.0	98,800	13.00	2.4

2018	1	135,082	35.6	1,430,000	10.59	34.2
Totals/Weighted
Average	20	378,920	100.0	4,188,010	11.05	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual June 2010 billings times 12.  For leases whose rent commences after July 1, 2010, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning July 1, 2010, assuming that none of the tenants exercise renewal or termination options.  All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2014	1	9,300	53.8	175,000	18.82	39.1

2021 and beyond	1	8,000	46.2	272,000	34.00	60.9
Totals/Weighted
Average	2	17,300	100.0	447,000	25.84	100.0

(a)	Includes stand-alone retail property tenants only.
(b)
Annualized base rental revenue is based on actual June 2010 billings times 12.  For leases whose rent commences after July 1, 2010 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2010